Exhibit 99.1

Investor presentation materials, dated July 29, 2004, for use at the Keefe Bruyette & Woods Fifth Annual Community Bank Investors Conference.

Slade's Ferry Bank

Pleasantly different.

KBW Conference

July 29, 2004

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the strength of the company's capital and asset quality. Other such statements may be identified by words such as "believes," "will," "expects," "project," "may," "developments," "strategic," "launching," "opportunities," "anticipates," "estimates," "intends," "plans," "targets" and similar expressions. These statements are based upon the current beliefs and expectations of Slade's Ferry Bancorp's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors.

Who Is SFBC?

- Headquartered in Somerset, Mass.
- Holding company of Slade's Ferry Trust Company
- State-chartered trust company (Inc. 1959)
- Total assets of $525 million*
- Total deposits of $412 million*
- 10 branches in Southeastern Massachusetts

*As of June 30, 2004

Strategic Objectives

- Mary Lynn Lenz, President & CEO
  Appointed September, 2002
- Improve overall financial quality
- Develop market potential of institution

Slade's Ferry Bank

Pleasantly different.

KBW Conference

July 29, 2004

Total Assets

($ in Millions)



$525.4
550
500
450
$439.4
$388.6
$394.8
$398.4
400
350
300
250
200
2000
2001
2002
2003
6/30/04

Total Gross Loans

($ in Millions)



400
350
300
250
200
150
100
50
0
$256.2
$253.9
$265.0
$336.1
$363.7
2000
2001
2002
2003
6/30/04

Total Gross Residential Loans

($ in Millions)


200
180
160
140
120
100
80
60
40
20
0
$55.9
$60.9
$90.3
$147.2
$168.2
2000
2001
2002
2003
6/30/04

Asset Quality

($ in Thousands)

	2001	2002	2003	2004
Total Non Performing Assets	$1,582	$643	$407	236
NPAs/Total Assets	.40%	.16%	.09%	.04%

Total Deposits

($ in Millions)



$411.7
400
$337.0
$337.0
$335.6
$333.1
300
200
2000
2001
2002
2003
6/30/04

Net Income

- Net Income for the six months ending June 30, 2004 was $1.25 million
  - Up from $917,516 for the same period last year
- Diluted earnings per share for first six months of 2004 was $0.31
  - **Up from $0.23 first six months 2003**
- First six month 2003 earnings affected by
  - $658,000 REIT Charge
  - $539,000 loan loss provision (benefit)

Slade's Ferry Bank

Pleasantly different.

KBW Conference

July 29, 2004

Bristol County Deposit Market

(As of June 30, 2003)

Bank	Branches	Deposits	Perct.
Fleet	26	$1.2 B	16.30%
Seacoast (Compass)	18	$1.2 B	16.02%
First Fed	14	$1.1 B	15.17%
Slade's Ferry	10	$350 M	4.76%

Changing Marketplace

- Fleet acquired by Bank America
- FirstFed acquired by Webster
- Seacoast acquired by Sovereign
- Cape Cod Bank & Trust acquired by BankNorth
- BCP (Banco de Portugal) entered market
- Falmouth Bancorp acquired by Independent

Changing Marketplace

- In Bristol County, 47.5% of deposit market will change banks in 2004
- In the six communities in which Slade's Ferry has branches, 56% of the deposit market will change banks in 2004

How Do We Reach Those Customers?

Slade's Ferry Bank

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Branch Study

- Review of existing branch network

  Closing New Bedford & Fall River branches

- Identify growth opportunities

  Opening branch in Assonet

“Best-In-Class” Products

- High-Yield Business Banking Account
- Investment Services
- Cash Management
- Internet Banking
- Coastal Checking

Internet Banking


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Checking Accounts
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Slade's Ferry In The News

Banking On Slade's Ferry

Somerset bank retains southeastern Mass. focus

Providence Business News, October 6, 2003

GLOBE 100 -- The Best of Massachusetts

Top Publicly Traded Companies SFBC No. 98

The Boston Globe, May 14, 2004

Community Opportunity

As other locals get swallowed up, Slade's Ferry sees chance to grow

Providence Journal, March 16, 2004

Slade's Ferry Bank
Pleasantly different.

KBW Conference

July 29, 2004